LITMAN GREGORY FUNDS TRUST

Supplement dated December 10, 2015 to Prospectus and Statement of Additional Information (“SAI”) of the Litman Gregory Funds Trust dated April 30, 2015, as supplemented

Notice to Existing and Prospective Shareholders of the Litman Gregory Masters International Fund:

Effective immediately, William V. Fries will be removed as a portfolio manager to the Litman Gregory Masters International Fund. Accordingly, all references to William V. Fries will be hereby deleted from the Prospectus and SAI dated April 30, 2015, as supplemented.

The following information replaces the table beginning on page 8 of the Prospectus dated April 30, 2015, as supplemented:

Management

INVESTMENT ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
Litman Gregory Fund Advisors, LLC	Jeremy DeGroot, CFA, President of the Trust, Principal, Chief Investment Officer and Co-Portfolio Manager	2005
	Rajat Jain, CFA, Principal, Senior Research Analyst and Co-Portfolio Manager	2014

SUB-ADVISOR	PORTFOLIO MANAGER	MANAGED THE INTERNATIONAL FUND SINCE:
Harris Associates L.P.	David G. Herro, CFA, Deputy Chairman, Portfolio Manager and Chief Investment Officer, International Equity	1997
Lazard Asset Management LLC	Mark Little, Portfolio Manager/Analyst	2013
Northern Cross, LLC	Howard Appleby, CFA, Portfolio Manager	2007
	Jean-Francois Ducrest, Portfolio Manager	2007
	James LaTorre, CFA, Portfolio Manager	2007
Thornburg Investment Management, Inc.	W. Vinson Walden, CFA, Portfolio Manager	2008

The following information replaces the table beginning on page 36 of the Prospectus dated April 30, 2015, as supplemented.

PORTFOLIO MANAGER(S)/SUB-ADVISOR	TARGET MANAGER ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE
David G. Herro, CFA Harris Associates L.P.	25%	All sizes but mostly large- and mid-sized companies	Value
Mark Little Lazard Asset Management LLC	25%	All sizes	Blend
Howard Appleby, CFA Jean-Francois Ducrest James LaTorre, CFA Northern Cross, LLC	25%	Mostly large- and mid-sized companies	Blend
W. Vinson Walden, CFA Thornburg Investment Management, Inc.	25%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks

The following information replaces the paragraph beginning on page 38 of the Prospectus dated April 30, 2015, as supplemented.

W. Vinson Walden, CFA

Thornburg Investment Management, Inc.

2300 North Ridgetop Road

Santa Fe, NM 87506

W. Vinson Walden is the portfolio manager for the segment of the International Fund’s assets managed by Thornburg Investment Management, Inc. (“Thornburg”). Walden joined Thornburg in 2002 and is portfolio manager and a managing director at Thornburg. He is portfolio manager of Thornburg’s Global Opportunities and Global Equity Income Strategies. Prior to joining Thornburg, Walden served as an associate for Lehman Brothers in New York City. Thornburg has been a sub-advisor to the International Fund since 2003.

Approximately 25% of the International Fund’s assets are managed by Thornburg. Walden believes that a bottom-up approach to investing in undervalued securities will generate above-average returns with below market risk. His idea of value centers on the assessment of the intrinsic worth of an investment. The goal is to uncover promising companies with sound business fundamentals at a time when their intrinsic value is not fully recognized by the marketplace.

Walden’s initial search for investment ideas involves the use of quantitative screens as well as other sources. Starting with the international equity universe, he screens Thornburg’s databases for companies that appear attractive across a number of value parameters. He looks for securities that have low price-to earnings, low price-to-cash flow and low price-to-book ratios. Companies ranging from small-cap to large-cap are considered. Additionally, screens are employed in order to identify stocks where business prospects may be improving. The typical screen generates a list exceeding 50 stocks from which only a few may be selected for further research.

Walden will not purchase a security simply because it is priced cheaply relative to the market. He spends the majority of its time on bottom-up research in its efforts to understand the fundamental merit of each stock that has been identified as promising. These efforts include financial statement analysis, discussions with senior management of the companies, as well as consideration of the company’s competitors, suppliers and clientele. Walden seeks to uncover companies with promising prospects that are not yet reflected in the price of the stock. Many of the investments made may be contrary to the popular consensus at the time of purchase. Ultimately, Walden attempts to estimate the business value of each company. In addition to estimating the business value for each stock, the analysis also seeks to identify where potential weaknesses may lie in an attempt to minimize downside risk. Each of the researched stocks is classified into a category of value:

•	Basic Value – Stocks of financially sound companies with established businesses that are selling at low valuations relative to the company’s net assets or potential earning power

•	Consistent Earners – Companies with steady earnings and dividend growth that are selling at attractive values and are priced below historical norms

•	Emerging Franchises – Companies in the process of establishing a leading position in a product, service or market that is expected to grow at an above-average rate

The dynamics of the companies in those categories differ and, therefore, merit specific consideration within the context of that category. For example, Basic Value companies are generally more cyclically oriented than Emerging Franchises and require analysis of the companies’ product cycles and the historical and prospective impact of the economy on their business. Within the context of each value category, Walden evaluates the most attractive prospects. Generally, the segment of the International Fund’s portfolio allocated to Walden is expected to include stocks from each category. Because of the diversification across these categories, the segment of the International Fund’s portfolio managed by Walden will typically be eclectic and cannot be easily labeled as “growth” or “value.”

Please keep this Supplement with your Prospectus and SAI.